Exhibit 10.2



                            LAURUS MASTER FUND, LTD.

                                       and

                               EP MEDSYSTEMS, INC.



                              Dated: August 28, 2003


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                                                          TABLE OF CONTENTS
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1.       (a)      General Definitions...........................................................................1
         (b)      Accounting Terms..............................................................................1
         (c)      Other Terms...................................................................................1
         (d)      Rules of Construction.........................................................................1

2.       Loans.   ..............................................................................................2

3.       Repayment of the Loans.................................................................................3

4.       Procedure for Loans....................................................................................3

5.       Interest and Payments..................................................................................4
         (a)      Interest......................................................................................4
         (b)      Payments......................................................................................4

6.       Security Interest......................................................................................5

7.       Representations, Warranties and Covenants Concerning the Collateral....................................6

8.       Payment of Accounts....................................................................................9

9.       Collection and Maintenance of Collateral...............................................................9

10.      Inspections and Appraisals............................................................................10

11.      Financial Reporting...................................................................................10

12.      Additional Representations and Warranties.............................................................11

13.      Covenants.............................................................................................14

14.      Further Assurances....................................................................................16

15.      Power of Attorney.....................................................................................17

16.      Term of Agreement.....................................................................................17

17.      Termination of Lien...................................................................................18

18.      Events of Default.....................................................................................18

19.      Remedies .............................................................................................20

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20.      Waivers ..............................................................................................20

21.      Expenses .............................................................................................22

22.      Assignment By Laurus..................................................................................23

23.      No Waiver; Cumulative Remedies........................................................................23

24.      Application of Payments...............................................................................23

25.      Indemnity.............................................................................................23

26.      Revival ..............................................................................................24

27.      Notices ..............................................................................................24

28.      Governing Law, Jurisdiction and Waiver of Jury Trial..................................................25

29.      Limitation of Liability...............................................................................26

30.      Entire Understanding..................................................................................26

31.      Severability..........................................................................................26

32.      Captions .............................................................................................26

33.      Counterparts; Telecopier Signatures...................................................................26

34.      Construction..........................................................................................26

35.      Publicity.............................................................................................27

36.      Representations and Warranties of
         Laurus................................................................................................27

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                               SECURITY AGREEMENT

     This Security Agreement is made as of August 28, 2003 by and between LAURUS MASTER FUND, LTD., a Cayman Islands corporation ("Laurus") and EP MEDSYSTEMS, INC. a New Jersey corporation (the "Company").

                                   BACKGROUND

     Company has requested that Laurus make advances available to Company; and

     Laurus has agreed to make such advances to Company on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

   1. (a) GENERAL DEFINITIONS. Capitalized terms used in this Agreement shall have the meanings assigned to them in Annex A.

     (b) ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP and all financial computations shall be computed, unless specifically provided herein, in accordance with GAAP consistently applied.

     (c) OTHER TERMS. All other terms used in this Agreement and defined in the UCC, shall have the meaning given therein unless otherwise defined herein.

     (d) RULES OF CONSTRUCTION. All Schedules, Addenda, Annexes and Exhibits hereto or expressly identified to this Agreement are incorporated herein by reference and taken together with this Agreement constitute but a single agreement. The words "herein", hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the Exhibits, Addenda, Annexes and Schedules thereto, as the same may be from time to time amended, modified, restated or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The term "or" is not exclusive. The term "including" (or any form thereof) shall not be limiting or exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references in this Agreement or in the Schedules, Addenda, Annexes and Exhibits to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement. All references to any instruments or agreements, including references to any of this Agreement or the Ancillary Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

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             2. LOANS.

     (a)(i) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, so long as no Event of Default shall have occurred and be continuing, Laurus shall make loans (the "Loans") to Company from time to time during the Term which, in the aggregate at any time outstanding, will not exceed the lesser of (x) (I) the Capital Availability Amount minus (II) such reserves as Laurus may reasonably in its good faith judgment deem proper and necessary from time to time to preserve and protect the Collateral and/or Laurus' rights and remedies with respect thereto (the "Reserves") or (y) an amount equal to (I) the Accounts Availability plus Real Property Availability plus Approved Overadvances minus (II) the Reserves. The amount derived at any time from
Section 2(a)(i)(y)(I) minus 2(a)(i)(y)(II) shall be referred to as the "Formula Amount". From time to time thereafter, as requested by Laurus, Company shall execute and deliver to Laurus immediately prior to the final funding of each additional $1,000,000 tranche of Loans (calculated on a cumulative basis for each such tranche) an additional Note evidencing such tranche, in the form of Note delivered by Company to Laurus on the Closing Date.

     (ii) Notwithstanding the limitations set forth above, Laurus retains the right, in its sole discretion, to lend to Company from time to time such amounts in excess of the Formula Amount (each, an "Overadvance"), including, without limitation, the Approved Overadvances.

     (iii)Company acknowledges that the exercise of Laurus' discretionary rights hereunder may result during the Term in one or more increases or decreases in the advance percentage used in determining Accounts Availability and Company hereby consents to any such increases or decreases which may limit or restrict advances requested by Company. Notwithstanding the foregoing, (a) Laurus shall decrease such advance percentage in its reasonable discretion exercised in good faith based upon a change in the Dilution rate and (b) in the event any such advance rate decrease results in an Overadvance, so long as no Event of Default shall have occurred and be continuing, Company shall have thirty (30) from such occurrence to repay in full such Overadvance

     (iv)If Company does not pay any interest, fees, costs or charges to Laurus when due or Laurus shall not then hold proceeds of Accounts sufficient to net therefrom (in accordance with Section 9(c) hereof) the amount of such interest, fees, costs or charges, Company shall thereby be deemed to have requested, and Laurus is hereby authorized at its discretion to make and charge to Company's account, a Loan to Company as of such date in an amount equal to such unpaid interest, fees, costs or charges.

     (v)If Company at any time fails to perform or observe any of the covenants contained in this Agreement or any Ancillary Agreement, then Laurus may (in order to preserve and protect the Collateral and/or its rights and remedies hereunder), but need not, perform or observe such covenant on behalf and in the name, place and stead of Company (or, at Laurus' option, in Laurus' name) and may, but need not, take any and all other actions which Laurus may deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to Account Debtors, lessors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments). The amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Laurus in connection with or as a result of the performance or observance of such agreements or the taking of such action by Laurus shall be charged to Company's account as a Loan and added to the Obligations. To facilitate Laurus' performance or observance of such covenants of Company, Company hereby irrevocably appoints Laurus, or Laurus' delegate, acting alone, as Company's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Company any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed delivered or endorsed by Company.
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     (vi)Laurus will account to Company monthly with a statement of all Loans
(including those Loans constituting Overadvances and the timing of the occurrence of such Overadvances), charges and payments made pursuant to this Agreement, and such account rendered by Laurus shall be deemed final, binding and conclusive unless Laurus is notified by Company in writing to the contrary within fifteen (15) days of the date each account was rendered specifying the item or items to which objection is made.

     (vii)During the Term, Company may borrow, repay, prepay and convert Loans, all in accordance with the terms and conditions hereof and of the Notes.

     (viii)If any Eligible Account is not paid by the Account Debtor within ninety (90) days after the date that such Eligible Account was invoiced or if any Account Debtor asserts a deduction, dispute, contingency, set-off, or counterclaim with respect to any Eligible Account (each, an "Event"), Company shall reimburse Laurus for the amount of the Loan made with respect to such Eligible Account plus an adjustment fee in an amount equal to one-half of one percent (0.50%) of the gross face amount of such Eligible Account; provided, however, no such adjustment fee shall be payable to the extent the Company shall have reimbursed Laurus for the amount of such Eligible Account within five (5) Business Days following the occurrence of an Event whether by cash, offset from other Eligible Accounts and/or collection of Accounts.

     3. REPAYMENT OF THE LOANS. Company a) may prepay the Obligations from time to time in accordance with the terms and provisions of the Notes and Section 16 hereof; (b) shall repay on the expiration of the Term (i) the then aggregate outstanding principal balance of the Loans made by Laurus to Company hereunder together with accrued and unpaid interest, fees and charges and (ii) all other amounts owed Laurus under this Agreement and the Ancillary Agreements; and (c) shall repay Approved Overadvances pursuant to Section 5(b)(iv)hereof. Any payments of principal, interest, fees or any other amounts payable hereunder or under any Ancillary Agreement shall be made prior to 12:00 noon (New York time) on the due date thereof in immediately available funds.

     4. PROCEDURE FOR LOANS. Company may by written notice request a borrowing of Loans prior to 9:30 a.m. (New York time) on the Business Day of its request to incur, on that day, a Loan. Together with each request for a Loan (but not less often than monthly), Company shall deliver to Laurus a Borrowing Base Certificate in the form of Exhibit A, which shall be certified as true and correct by the Chief Financial Officer of Company, together with all supporting documentation relating thereto. All Loans shall be disbursed from whichever office or other place Laurus may designate from time to time and shall be charged to Company's account on Laurus' books. The proceeds of each Loan made by Laurus shall be made available to Company on the Business Day following the Business Day so requested in accordance with the terms of this Section 4 by way of credit to Company's operating account maintained with such bank as Company designated to Laurus. Any and all Obligations due and owing hereunder and not paid in accordance with the terms hereof may be charged to Company's account and shall constitute Loans.
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     5. Interest and Payments.

     (a)Interest.

     (i)Except as modified by Section 5(a)(iii) below, Company shall pay interest in arrears on the first day of each month with respect to the immediately preceding month, the first such interest payment shall be made on October 1, 2003 with respect to all interest accruing from the Closing Date, at the Contract Rate on the unpaid principal balance of each Loan until such time as such Loan is collected in full in good funds in dollars of the United States of America.

     (ii)Interest and payments shall be computed on the basis of actual days elapsed in a year of 360 days. At Laurus' option, Laurus may charge Company's account for said interest.

     (iii)Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Contract Rate shall automatically be increased by six percent (6%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

     (iv)In no event shall the aggregate interest payable hereunder exceed the maximum rate permitted under any applicable law or regulation, as in effect from time to time (the "Maximum Legal Rate") and if any provision of this Agreement or Ancillary Agreement is in contravention of any such law or regulation, interest payable under this Agreement and each Ancillary Agreement shall be computed on the basis of the Maximum Legal Rate (so that such interest will not exceed the Maximum Legal Rate).

     (v)Company shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary Agreement, without any deduction whatsoever, including any deduction for any set-off or counterclaim.

     (b) Payments.

     (i)Closing/Annual Payments. Upon execution of this Agreement by Company and Laurus, Company shall pay to Laurus Capital Management, LLC a closing payment in an amount equal to three and one-half percent (3.5%) of the Capital Availability Amount ($140,000). On each anniversary of the Closing Date, Company shall pay to Laurus Capital Management, LLC an annual payment equal to three-quarters of one percent (0.75%) of the Capital Availability Amount. Such payments shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason.

     (ii)Collateral Management Payment. For underwriting, processing and supervising Company's Accounts, Company shall pay Laurus a monthly collateral management payment in an amount equal to 0.10% of the average outstanding Loans during the immediately preceding month. Such payment shall be payable on the first day of each month in arrears by a charge by Laurus to Company's account. Notwithstanding the foregoing, any unpaid fee shall be immediately due and payable upon termination of this Agreement.

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     (iii)Unused Line Payment. If, for any month, the average outstanding Loans
(the "Average Loan Amount") do not equal the Capital Availability Amount, Company shall pay to Laurus at the end of such month a payment (calculated on a per annum basis) in an amount equal to 0.5% of the amount by which the Capital Availability Amount exceeds the Average Loan Amount. Notwithstanding the foregoing, any unpaid fee shall be immediately due and payable upon termination of this Agreement.

     (iv)Overadvance Payment. Without affecting Laurus' rights hereunder, in the event an Overadvance occurs or is made by Laurus, all such Overadvances shall bear interest at a per annum rate equal to 6% for each day such amounts shall be outstanding. Notwithstanding the foregoing, all Approved Overadvances shall be payable in two installments as follows: (1) one-half of the then outstanding balance of Approved Overadvances shall be payable on February 28, 2005 and (2) the remaining outstanding balance of Approved Overadvances shall be payable on August 28, 2006, or earlier, in each case upon termination of this Agreement.

     (v)Financial Information Default. Without affecting Laurus' other rights and remedies, in the event Company fails to deliver, or make available, the financial information required by Section 11 on or before the fifth Business Day following the date required by this Agreement, Company shall pay Laurus a fee in the amount of $500.00 per week (or portion thereof) for each such failure until such failure is cured to Laurus' reasonable satisfaction or waived in writing by Laurus. Such fee shall be charged to Company's account upon the occurrence of each such failure.

     6.Security Interest.

     (a)To secure the prompt payment to Laurus of the Obligations, Company hereby assigns, pledges and grants to Laurus a continuing security interest in and Lien upon all of the Collateral. All of Company's Books and Records relating to the Collateral shall, until delivered to or removed by Laurus at Laurus' request following an Event on Default, be held by Company in trust for Laurus until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by Company shall be deemed to include the foregoing grant, whether or not the same appears therein.

     (b)Company hereby (i) authorizes Laurus to file any financing statements, continuation statements or amendments thereto that (x) indicate the Collateral
(1) as all assets of Company (or any portion of Companys assets) or words of similar effect (in each case, other than Intellectual Property), regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (y) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and
(ii) ratifies its authorization for Laurus to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Company acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Laurus and agrees that it will not do so without the prior written consent of Laurus, subject to Company's rights under
Section 9-509(d)(2) of the UCC
                                       5
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     (c) In connection with Laurus' exercise of its rights and remedies following the occurrence and during the continuance of an Event of Default, Company hereby grants to Laurus an irrevocable, non-exclusive right (exercisable upon the termination of this Agreement due to an occurrence and during the continuance of an Event of Default without payment of compensation of any nature whatsoever to Company) to use any Books and Records in connection with the preservation, protection and enforcement of Laurus' rights in respect of the Collateral.

     7. Representations, Warranties and Covenants Concerning the Collateral.

Company represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Loan and made as of the time of each and every Loan hereunder) and covenants as follows:

     (a) All of the Collateral (i) is owned by Company free and clear of all Liens (including any claims of infringement), except those in Laurus' favor and Permitted Liens and (ii) is not subject to any agreement prohibiting the granting of a Lien or requiring notice of or consent to the granting of a Lien.

     (b) Company shall not encumber, mortgage, pledge, assign or grant any Lien in any Collateral of Company or any of Company's other assets to anyone other than Laurus and except for Permitted Liens.

     (c) The Liens granted pursuant to this Agreement, upon completion of the filings and other actions listed on Exhibit 7(c) (which, in the case of all filings and other documents referred to in said Exhibit, have been delivered to Laurus in duly executed form) constitute valid perfected security interests in all of the Collateral in favor of Laurus as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and any purchasers from Company and such security interest is prior to all other Liens in existence on the date hereof.

     (d) No effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Liens.
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     (e) Except as set forth on Exhibit 7(e), Company shall not dispose of any of the Collateral whether by sale, lease or otherwise except for the sale of Inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment having an aggregate fair market value of not more than $50,000 and only to the extent that, following the occurrence of an Event of Default, the proceeds of which are remitted to Laurus to be held as cash Collateral for the Obligations.

     (f) Company shall defend the right, title and interest of Laurus in and to the Collateral against the claims and demands of all Persons whomsoever, and take such actions, including (i) all actions necessary to grant Laurus "control" of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic Chattel Paper owned by Company, with any agreements establishing control to be in form and substance satisfactory to Laurus, (ii) the prompt (but in no event later than seven (7) Business Days following Laurus' request therefor) delivery to Laurus of all original Instruments, Chattel Paper, negotiable Documents and certificated Stock owned by a Company (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank), (iii) notification of Laurus' interest in Collateral at Laurus' request, and (iv) the institution of litigation against third parties as shall be commercially reasonable in order to protect and preserve Company's and Laurus' respective and several interests in the Collateral.

     (g) Company shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Laurus of any commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented by Laurus, Company shall enter into a supplement to this Agreement granting to Laurus a Lien in such commercial tort claim.

     (h) Company shall place notations upon its Books and Records and any financial statement of Company to disclose Laurus' Lien in the Collateral.

     (i) If Company retains possession of any Chattel Paper or Instrument with Laurus' consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and obligations evidenced or secured hereby are subject to the security interest of Laurus Master Fund, Ltd."

     (j) Company shall perform in a reasonable time all other steps requested by Laurus to create and maintain in Laurus' favor a valid perfected first Lien in all Collateral, subject only to Permitted Liens.

     (k) Company shall notify Laurus promptly and in any event within five (5) Business Days after obtaining knowledge thereof (i) of any event or circumstance that to Company's knowledge would cause Laurus to consider any then existing Account as no longer constituting an Eligible Account; (ii) of any material delay in Company's performance of any of its obligations to any Account Debtor;
(iii) of any assertion by any Account Debtor of any material claims, offsets or counterclaims; (iv) of any allowances, credits and/or monies granted by Company to any Account Debtor in excess of $10,000 in the aggregate for any individual Account Debtor or $50,000 in the aggregate for all Account Debtors; (v) of all material adverse information relating to the financial condition of an Account Debtor; (vi) of any material return of goods; and (vii) of any loss, damage or destruction of any of Collateral, but only in the event the aggregate value of all such lost, damaged or destroyed Collateral exceeds $25,000.
                                       7
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     (l) All Accounts when created and listed on a Borrowing Base Certificate
(i) represent complete bona fide transactions which require no further act under any circumstances on Company's part to make such Accounts payable by the Account Debtors, (ii) are not subject to any present, future contingent offsets or counterclaims, and (iii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any Affiliate or Subsidiary of Company. Company has not made, and will not make, any agreement with any Account Debtor for any extension of time for the payment of any Account in excess of five (5) Business Days, any compromise or settlement of Accounts for more than $10,000 in the aggregate for any individual Account Debtor or $50,000 in the aggregate for all Account Debtors, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Company in the ordinary course of its business consistent with historical practice and as previously disclosed to Laurus in writing.

     (m) Company shall keep and maintain its Equipment in good operating condition, except for ordinary wear and tear, and shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be materially maintained and preserved. Company shall not permit any such items to become a Fixture to real estate or accessions to other personal property.

     (n) Except with respect to Collateral directly relating to the portion of Company's business conducted outside of the United States, Company shall maintain and keep all of its Books and Records concerning the Collateral at Company's executive offices listed in Exhibit 12(d).

     (o) Company shall maintain and keep the tangible Collateral at the addresses listed in Exhibit 12(d), provided, that Company may change such locations or open a new location, provided that Company provides Laurus at least thirty (30) days prior written notice of such changes or new location and (ii) prior to such change or opening of a new location it executes and delivers to Laurus such agreements as Laurus may request, including landlord agreements, mortgagee agreements and warehouse agreements, each in form and substance satisfactory to Laurus.

     (p) Exhibit 7(p) lists all banks and other financial institutions at which Company maintains deposits and/or other accounts, and such Exhibit correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. The Company shall not establish any depository or other bank account of any with any financial institution (other than the accounts set forth on Exhibit 7(p) without Laurus' prior written consent.

     (q) Company acknowledges that, from time to time as Laurus' deems reasonably appropriate, Laurus shall cause a fair market value appraisal of the Real Property to be performed by an appraiser satisfactory to Laurus at Company's expense. Following Laurus' approval of each such appraisal, the results thereof shall be conclusive. Based upon the results of such appraisal and Laurus' other rights hereunder, Laurus shall have the right to decrease the amount of Real Property Availability.

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     8.Payment of Accounts.

     (a) Company will irrevocably direct all of its present and future Account Debtors and other Persons obligated to make payments constituting Accounts to make such payments directly to the lockbox maintained by Company (the "Lockbox") with Commerce Bank pursuant to the terms of the Clearing Account Agreement or such other financial institution accepted by Laurus in writing as may be selected by Company (the "Lockbox Bank"). On or prior to the Closing Date, Company shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Bank agrees to: (a) sweep the Lockbox on a daily basis and deposit all checks received therein to an account designated by Laurus in writing and (b) comply only with the instructions or other directions of Laurus concerning the Lockbox. All of Company's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of Company shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, Company receives any payments, Company shall immediately remit such payments to Laurus in their original form with all necessary endorsements. Until so remitted, Company shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property. Company shall pay Laurus five percent (5%) of the amount of any payment so received by Company and not delivered in kind to Laurus within seven (7) Business Days following Company's receipt thereof.

     (b) At Laurus' election, following the occurrence of, and only during the continuance of, an Event of Default, Laurus may notify Company's Account Debtors of Laurus' security interest in the Accounts, collect them directly and charge the collection costs and expenses thereof to Company's account.

     9. Collection and Maintenance of Collateral.

     (a) Laurus may verify Company's Accounts utilizing an audit control company or any other agent of Laurus.

     (b) Proceeds of Accounts received by Laurus will be deemed received on the Business Day after Laurus' receipt of such proceeds in good funds in dollars of the United States of America in Laurus' account. Any amount received by Laurus after 12:00 noon (New York time) on any Business Day shall be deemed received on the next Business Day.

     (c) As Laurus receives the proceeds of Accounts, it shall promptly (but in no event later than three Business Days following Laurus' receipt thereof) remit all such proceeds to Company (net of interest, fees and other amounts then due and owing to Laurus hereunder). Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default (or, in the case of proceeds of Specified Accounts, following the occurrence and during the continuance of a Specified Default) which has not been waived in writing by Laurus, Laurus, at its option, may (a) apply such proceeds to the Obligations in such order as Laurus shall elect, (b) hold (or cause and Affiliate or agent of Laurus to hold) such proceeds as cash Collateral for the Obligations, and Company hereby grants to Laurus (and each such Affiliate and/or agent) a security interest in such cash Collateral amounts as security for the Obligations and/or (c) do any combination of the foregoing.

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     10. Inspections and Appraisals. At all times during normal business hours,
Laurus, and/or any agent of Laurus(a)shall have the right to (a) have access to, visit, inspect, review, evaluate and make physical verification and appraisals of Company's properties and the Collateral, (b) inspect, audit and copy and make extracts from Company's Books and Records, including management letters prepared by independent accountants, and (c) discuss with Company's principal officers, and independent accountants, Company's business, assets, liabilities, financial condition, results of operations and business prospects. Company will deliver to Laurus any instrument necessary for Laurus to obtain records from any service bureau maintaining records for Company. If any internally prepared financial information, including that required under this Section, is unsatisfactory in any manner to Laurus, Laurus may request that the Accountants review the same.

     11. Financial Reporting. Company will deliver, or cause to be delivered, or make available, to Laurus each of the following, which shall be in form and detail acceptable to Laurus:

     (a) As soon as available, and in any event within one hundred and ten (110) days after the end of each fiscal year of Company, Company's audited financial statements with a report of independent certified public accountants of recognized standing selected by Company and acceptable to Laurus (the "Accountants"), which annual financial statements shall include Company's balance sheet as at the end of such fiscal year and the related statements of Company's income, retained earnings and cash flows for the fiscal year then ended, prepared, if Laurus so requests, on a consolidated basis to include all Subsidiaries in accordance with GAAP, together with (i) copies of any management letters prepared by such accountants; and (ii) a certificate of Company's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

     (b) As soon as available and in any event within forty five (45) days after the end of each quarter, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of Company as at the end of and for such quarter and for the year to date period then ended, prepared, if Laurus so requests, on a consolidated basis to include all Subsidiaries and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP (except to the extent they may not include footnotes or may be condensed), subject to year-end adjustments and accompanied by a certificate of Company's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and
(ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

     (c) Within twenty (20) days after the end of each month, commencing with September 2003, (i) or more frequently upon Laurus' reasonable request therefor, agings of Company's Accounts, the Company's accounts payable and a calculation of Company's Accounts and Eligible Accounts, in each case, as at the end of such month or shorter period and (ii) unaudited trial balances and a calculation of Company's Inventory, in each case, as at the end of such month; and

     (d) Promptly after (i) the filing thereof, copies of Company's most recent registration statements and annual, quarterly, monthly or other regular reports which Company files with the Securities and Exchange Commission (the "SEC"), and
(ii) the issuance thereof, copies of such financial statements, reports and proxy statements as Company shall send to its stockholders.

     12. Additional Representations and Warranties. Company represents and warrants (each of which such representations and warranties shall be deemed repeated upon the making of a request for a Loan and made as of the time of each Loan made hereunder), as follows:

     (a) Company is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and duly qualified and in good standing in every other state or jurisdiction in which the nature of Company's business requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

     (b) The execution, delivery and performance of this Agreement and the Ancillary Agreements (i) have been duly authorized, (ii) are not in contravention of Company's certificate of incorporation, by-laws or of any indenture, agreement or undertaking to which Company is a party or by which Company is bound and (iii) are within Company's corporate powers.

     (c) This Agreement and the Ancillary Agreements executed and delivered by Company are Company's legal, valid and binding obligations, enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general equitable principles.

     (d) Exhibit 12(d) sets forth Company's name as it appears in official filing in the state of its incorporation, the type of entity of Company, the organizational identification number issued by Company's state of incorporation or a statement that no such number has been issued, Company's state of incorporation, and the location of Company's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) and, except as set forth in such Exhibit 12(d), such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in Exhibit 12(d), Company has not been known as or conducted business in any other name (including trade names). Company has only one state of incorporation.

     (e) Based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder: (i) Company has not engaged in any Prohibited Transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, as amended; (ii) Company has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) Company has no knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) Company has no fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than Company's employees; and (v) Company has not withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     (f) Company is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which Company is about to engage and the fair saleable value of its assets (calculated on a going concern basis) is in excess of the amount of its liabilities.

     (g) There is no pending or threatened litigation, court order, judgment, writ, suit, action or proceeding which involves the possibility of having a Material Adverse Effect.

     (h) All balance sheets and income statements which have been delivered to Laurus fairly, accurately and properly state Company's financial condition on a basis consistent with that of previous financial statements, and there has been no material adverse change in Company's financial condition as reflected in such statements since the balance sheet date of the statements last delivered to Laurus and such statements do not fail to disclose any fact or facts which might have a Material Adverse Effect on Company's financial condition.

     (i) Company possesses all of the Intellectual Property necessary to conduct its business. Except as set forth on Exhibit 12(i), there has been no assertion or claim of violation or infringement with respect to any Intellectual Property.
Exhibit 12(i) sets forth all Intellectual Property of Company.

     (j) Neither this Agreement, the exhibits and schedules hereto, the Ancillary Agreements nor any other document delivered by Company to Laurus or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to Laurus by Company were based on Company's experience in the industry and on assumptions of fact and opinion as to future events which Company, at the date of the issuance of such projections or estimates, believed to be reasonable. As of the date hereof, no facts have come to the attention of Company that would, in its opinion, require Company to revise in any material respect the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

     (k) Subject to the accuracy of the representations made by Laurus in
Section 36 hereof, the issuance of the Notes and the Warrants and the shares of common stock issued upon conversion of the Notes and exercise of the Warrants will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither Company nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

     (l) The common stock of Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Company has timely filed with the Securities Exchange Commission (the "SEC"), all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act. Company has made available to Laurus copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and (ii) its Quarterly Report on Form 10-SB for the fiscal quarter ended March 31, 2003, as amended on August 20, 2003 and its Quarterly Report on Form 10-SB for the fiscal quarter ended June 20, 2003 (the "SEC Reports"). Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form, and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial position of Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (m) Company's common stock is listed for trading on NASDAQ SmallCap and satisfies all requirements for the continuation of such listing. Company has not received any notice that its common stock will be delisted from the NASDAQ SmallCap or that its common stock does not meet all requirements for the continuation of such listing.

     (n) Neither Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the securities contemplated by the Ancillary Agreements (the "Securities") to be integrated with prior offerings by Company for purposes of the Securities Act which would prevent Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions. Nor will Company or any of its Affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     (o) The Securities, when issued, will be restricted securities as of the date of issuance thereof. Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by law.

     (p) Company understands the nature of the Securities being issued under the Ancillary Agreements and recognizes that they may have a potential dilutive effect. Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Notes and exercise of the Warrants is binding upon Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of Company.

     (q) There is no agreement that has not been filed with the SEC as an exhibit to a registration statement or other applicable form, the breach of which could have a material and adverse effect as to Company and its Subsidiaries (taken as a whole), or would prohibit or otherwise interfere with the ability of Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement executed by Company in favor of Laurus in any material respect.

     13. Covenants. Until such time as the Obligations are indefeasibly paid in full, Company covenants as follows:

     (a) Company will not, without the prior written consent of Laurus, which consent shall not be unreasonably withheld, change (i) its name as it appears in the official filings in the state of its incorporation or formation, (ii) the type of legal entity it is, (iii) its organization identification number, if any, issued by its state of incorporation, (iv) its state of incorporation or
(v) amend its certificate of incorporation, bylaws or other organizational document to the extent such amendment could reasonably be expected to have a Material Adverse Effect.

     (b) The operation of Company's business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, rules and ordinances, including to all laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health safety and environmental matters.

     (c) Company will pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon Company or any of the Collateral, unless such amounts are being diligently contested in good faith by appropriate proceedings provided that (i) adequate reserves with respect thereto are maintained on the books of Company in conformity with GAAP and (ii) the related Lien shall have no material effect on the priority of the Liens in favor of Laurus or the value of the assets in which Laurus has a Lien.

     (d) Company will promptly inform Laurus in writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any event which might singly or in the aggregate, have a Material Adverse Effect; (ii) any amendment of Company's certificate of incorporation, by-laws or other organizational document; (iii) any change which has had or might have a Material Adverse Effect; (iv) any Event of Default or Default; (v) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which Company is a party or by which Company or any of Company's properties may be bound, which, in each case, would have a Material Adverse Effect and (vi) any change in Company's name or any other name used in its business.

     (e) Company will not (i) create, incur, assume or suffer to exist any indebtedness, whether secured or unsecured, except Company's indebtedness to Laurus or Laurus' Affiliates or assignees, except for unsecured indebtedness for borrowed money in an aggregate amount not in excess of $250,000 so long as such indebtedness is subordinated on terms and conditions reasonably acceptable in all respects to Laurus, and except as set forth on Exhibit 13(e)(i); (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12-month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by Company for deposit or collection or similar transactions in the ordinary course of business; (iv) directly or indirectly declare, pay or make any dividend or distribution on any class of its Stock or apply any of its funds, property or assets to the purchase, redemption or other retirement of any Stock of a Company except an immaterial number of repurchases of shares of Common Stock from employees pursuant to stock option or stock grants outstanding on the date hereof; (v) purchase or hold beneficially any Stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest in (if in connection with such acquisition Company shall assume or otherwise be responsible for any liabilities of the Person in which Company is acquiring any such interest), any other Person, including any partnership or joint venture, except (x) travel advances and (y) loans to Company's officers and employees not exceeding at any one time an aggregate of $50,000; (vi) create or permit to exist any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Exhibit 13(e)(ii), unless such new Subsidiary is designated by Laurus as either a co-borrower or guarantor hereunder and such Subsidiary shall have entered into all such documentation required by Laurus to grant to Laurus a first priority perfected security interest in such Subsidiary's assets to secure the Obligations; (vii) directly or indirectly, prepay any indebtedness (other than to Laurus or its Affiliates and assignees), or repurchase, redeem, retire or otherwise acquire any indebtedness; (viii) enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a portion of the assets or Stock of any Person or permit any other Person to consolidate with or merge with it; (ix) materially change the nature of the business in which it is presently engaged; (x) change its fiscal year or make any changes in accounting treatment and reporting practices without prior written notice to Laurus, except as required by GAAP or in the tax reporting treatment or except as required by law; (xi) enter into any transaction with any employee, director or Affiliate, except in the ordinary course on arms'-length terms; or (xii) bill Accounts under any name, except the present name of Company.

     (f) None of the proceeds of the Loans hereunder will be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

     (g) Company will bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At Company's own cost and expense in amounts and with carriers reasonably acceptable to Laurus, Company shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Company's, including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Company's insuring against larceny, embezzlement or other criminal misappropriation by insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Company either directly or through Governmental Authority, to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such workers' compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Company is engaged in business; and (v) furnish Laurus with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) endorsements to such policies naming Laurus as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Laurus, naming Laurus as loss payee and additional insured as its interests may appear, and (z) evidence that as to Laurus the insurance coverage shall not be impaired or invalidated by any act or neglect of Company and the insurer will provide Laurus with at least thirty (30) days' notice prior to cancellation. Company shall instruct the insurance carriers that in the event of any loss thereunder the carriers shall make payment for such loss to Laurus and not to Company and Laurus jointly. If any insurance losses are paid by check, draft or other instrument payable to Company and Laurus jointly, Laurus may endorse Company's name thereon and do such other things as Laurus may deem advisable to reduce the same to cash.] Laurus is hereby authorized to adjust and compromise claims. All loss recoveries received by Laurus upon any such insurance may be applied to the Obligations, in such order as Laurus in its sole discretion shall determine or shall otherwise be held by Laurus as cash Collateral for the Obligations. Any surplus shall be paid by Laurus to Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Company to Laurus, on demand.

     (h) Except as set forth on Exhibit 13(h), Company shall not at any time permit any accounts payable in excess of $100,000, in the aggregate, to remain unpaid more than ninety (90) days from the due date thereof unless there exists an agreement in writing between Company and any Person with respect to such payable permitting extended payment terms or a bona fide dispute exists with respect to such accounts payable, such amounts are being diligently contested in good faith and adequate reserves with respect thereto are maintained on the books of Company in conformity with GAAP.

     (i) Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of the Notes and exercise of the Warrants.

     14. FURTHER ASSURANCES. At any time and from time to time, upon the written request of Laurus and at the sole expense of Company, Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Laurus may reasonably request (a) to obtain the full benefits of this Agreement and the Ancillary Agreements, (b) to protect, preserve and maintain Laurus' rights in the Collateral and under this Agreement or any Ancillary Agreement, or (c) to enable Laurus to exercise all or any of the rights and powers herein granted or any Ancillary Agreement.

     15. Power of Attorney. Company hereby irrevocably appoints Laurus as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Laurus may perform (but Laurus shall not be obligated to and shall incur no liability to Company or any other third party for failure so to do) any act which Company is obligated by this Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) endorse Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Laurus' possession in respect of the Collateral; (b) sign Company's name on verifications of Accounts and notices to or from Account Debtors and verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Account Debtors; (c) collect by legal proceedings or otherwise all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;
(d) notify the post office authorities to change the address for delivery of Company's mail to an address designated by Laurus, and to receive, open and dispose of all mail addressed to Company; (e) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (f) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (g) insure, process and preserve the Collateral; (h) pay any indebtedness of Company relating to the Collateral; and
(i) execute UCC financing statements and other documents, instruments and agreements required hereunder or to preserve to Collateral; provided, however, that Laurus shall not exercise any such powers granted pursuant to subsections
(c) through (f) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Company agrees to reimburse Laurus upon demand for any reasonable costs and expenses, including attorneys' fees, Laurus may incur while acting as Company's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Laurus gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Laurus' possession; provided, however, that Laurus shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

     16. Term of Agreement. Laurus' agreement to make Loans and extend financial accommodations under and in accordance with the terms of this Agreement or any Ancillary Agreement shall continue in full force and effect until the expiration of the Initial Term. At the expiration of the Initial Term, this Agreement shall be deemed to be automatically renewed for an additional one-year period and thereafter to be automatically renewed by succeeding terms of equal length at the end of the first and each succeeding renewal term (each, a "Renewal Term"), unless (i) Company shall (a) deliver written notice of cancellation to Laurus not earlier than 90 days and not later than 30 days prior to the expiration date of the Initial Term or any succeeding Renewal Term and (b) has paid in full in cash all Obligations on or prior to the expiration date of the Initial Term or any Renewal Term, as applicable, or (ii) Laurus shall deliver written notice of cancellation to Company not earlier than 90 days and not later than 30 days prior to the expiration date of the Initial Term or any succeeding Renewal Term. At Laurus' election following the occurrence of an Event of Default, Laurus may terminate this Agreement. The termination of the Agreement shall not affect any of Laurus' rights hereunder or any Ancillary Agreement and the provisions hereof and thereof shall continue to be fully operative until all transactions entered into, rights or interests created and the Obligations have been disposed of, concluded or liquidated. Notwithstanding the foregoing, Laurus shall release its security interests at any time after seven (7) days' notice upon payment to it of all Obligations if Company shall have (i) provided Laurus with an executed release of any and all claims which Company may have or thereafter have under this Agreement and all Ancillary Agreements and (ii) only in the case of termination of this Agreement by Company prior to the expiration of the Initial Term or any Renewal Term, as the case may be, paid to Laurus an early payment fee in an amount equal to (1) four percent (4%) of the Capital Availability Amount if such payment occurs prior to the first anniversary of the Initial Term or any applicable Renewal Term, (2) three percent (3%) of the Capital Availability Amount if such payment occurs on or after the first anniversary and prior to the second anniversary of the Initial Term or any applicable Renewal Term and (3) two percent (2%) of the Capital Availability Amount if such payment occurs on or after the second anniversary and prior to the third anniversary of the Initial Term or any applicable Renewal Term; such fee being intended to compensate Laurus for its costs and expenses incurred in initially approving this Agreement or extending same.

     17. Termination of Lien. The Liens and rights granted to Laurus hereunder and any Ancillary Agreements and the financing statements filed in connection herewith or therewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Company's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Company have been paid or performed in full after the termination of this Agreement and Laurus shall not be required to send termination statements to Company, or to file them with any filing office, unless and until this Agreement and the Notes shall have been terminated in accordance with their terms and all Obligations paid in full in immediately available funds.

     18. Events of Default. The occurrence of any of the following shall constitute an Event of Default:

     (a) Company shall default in the payment of (i) principal on any Note when due or (ii) interest on any Note when due and such interest payment default shall continue for a period of three (3) Business Days;

     (b) Company shall fail to make payment of any of the other Obligations when required hereunder and such default shall continue for a period of five (5) Business Days following the occurrence thereof;

     (c) failure to pay any taxes within seven (7) days following the date on which such taxes are due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on Company's books;

     (d) Company shall fail to perform under and/or commit any breach of (i) Sections 3(b), 3(c), 7, 11, 12(d), 12(f), 12(j)-(q) or 13 this Agreement or (ii)
this Agreement or any Ancillary Agreement (other than those set forth in the immediately preceding clause (i) or otherwise covered by another clause of this
Section 18) and such failure shall remain unremedied for 10 days after the occurrence thereof;

     (e) Company shall default under any agreement to which Company is a party with third parties which default (i) shall not have been cured within five (5) days following the occurrence thereof and (ii) has a Material Adverse Effect;

     (f) any material representation, warranty or statement made by Company hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should prove to have been false or misleading in any material respect when made or deemed made, as determined by Laurus in good faith in the exercise of its reasonably discretion;

     (g) an attachment or levy is made upon Company's assets having an aggregate value in excess of $150,000 or a judgment is rendered against Company or Company's property involving a liability of more than $150,000 (exclusive, in the case of any such judgment, of any liability covered by insurance with respect to which Laurus is the loss payee so long as such carrier has not denied or contested liability therefor or reserved its right to do so) which shall not have been vacated, discharged, stayed or bonded pending appeal within thirty
(30) days from the entry thereof;

     (h) other than with respect to Permitted Liens, any Lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

     (i) if Company shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed or vacated, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

     (j) Company shall admit in writing its inability, or be generally unable to pay its debts as they become due or cease operations of its present business;

     (k) any Subsidiary (other than EP MedSystems France S.A.R.L. and/or EP MedSystems UK Ltd.), shall (i) apply for, consent to or suffer to exist the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws or (viii) take any action for the purpose of effecting any of the foregoing

     (l) Company directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any assets of Company constituting Collateral or any interest therein, except as permitted herein

     (m) Company defaults in the payment, when due, of any principal of or interest on any other indebtedness for money borrowed in an amount greater than $100,000, which is not cured within any applicable cure or grace period;

     (n) the indictment or threatened indictment of Company, any officer of Company under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against Company or any officer of Company pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the assets of Company;

     (o) if an Overadvance (other then Approved Overadvances) shall remain in existence for more than twenty (20) consecutive Business Days;

     (p) Company or any Guarantor shall breach any term of provision of any Ancillary Agreement which is not cured within any applicable cure or grace period;

     (q) if an Event of Default shall occur under and as defined in any Note or the Mortgage;

     (r) if any Guarantor attempts to terminate, challenges the validity of, or its liability under any Guaranty or any Guarantor Security Agreement; or

     (s) should any Guarantor default in its obligations under any Guaranty or any Guarantor Security Agreement or if any proceeding shall be brought to challenge the validity, binding effect of any Guaranty or any Guarantor Security Agreement or should any Guarantor breach any representation, warranty or covenant contained in any Guaranty Agreement or any Guarantor Security Agreement or should any Guaranty or Guarantor Security Agreement cease to be a valid, binding and enforceable obligation.

     19. REMEDIES. (a) Following the occurrence of, and only during the continuance of, an Event of Default, Laurus shall have the right, by written notice to Company, to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations have been fully satisfied, Laurus shall retain its Lien on all Collateral. Laurus shall have, in addition to all other rights provided herein and in each Ancillary Agreement, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which Laurus may be entitled, including the right to take immediate possession of the Collateral, to require Company to assemble the Collateral, at Company's expense, and to make it available to Laurus at a place designated by Laurus which is reasonably convenient to both parties and to enter any of the premises of Company or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of Company, Company agrees not to charge Laurus for storage thereof), and the right to apply for the appointment of a receiver for Company's property. Further, Laurus may, at any time or times after the occurrence of, and only during the continuance of, an Event of Default, sell and deliver all Collateral held by or for Laurus at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as Laurus, in Laurus' sole discretion, deems advisable or Laurus may otherwise recover upon the Collateral in any commercially reasonable manner as Laurus, in its sole discretion, deems advisable. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Company at Company's address as shown in Laurus' records, at least ten (10) days before the time of the event of which notice is being given. Laurus may be the purchaser at any sale, if it is public. In connection with the exercise of the foregoing remedies, Laurus is granted permission to use all of Company's trademarks, tradenames, tradestyles, patents, patent applications, licenses, franchises and other proprietary rights. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Laurus elects) of all Obligations. After the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Laurus of any other amount required by any provision of law, including Section 608(a)(1) of the Code (but only after Laurus has received what Laurus considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Company or its representatives or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Company shall remain liable to Laurus for any deficiency.

     (b) In addition, following the occurrence of an Event of Default, Laurus may, at its option, elect to convert the credit facility contemplated hereby to an accounts receivable purchase facility. Upon such election by Laurus (subsequent notice of which Laurus shall provide to Company), Company shall be deemed to hereby have sold, assigned, transferred, conveyed and delivered to Laurus, and Laurus shall be deemed to have purchased and received from Company, all right, title and interest of Company in and to all Accounts which shall at any time constitute Eligible Accounts (the "Receivables Purchase"). All outstanding Loans hereunder shall be deemed obligations under such accounts receivable purchase facility. The conversion to an accounts receivable purchase facility in accordance with the terms hereof shall not be deemed an exercise by Laurus of its secured creditor rights under Article 9 of the UCC. Immediately following Laurus' request, Company shall execute all such further documentation as may be required by Laurus to more fully set forth the accounts receivable purchase facility herein contemplated, including, without limitation, Laurus' standard form of accounts receivable purchase agreement and account debtor notification letters, but Company's failure to enter into any such documentation shall not impair or affect the Receivables Purchase in any manner whatsoever. Company shall pay Laurus a liquidation fee ("Liquidation Fee") in the amount of ten percent (10%) of the face amount of each Account outstanding at any time during a "liquidation period". For purposes hereof, "liquidation period" means a period: (i) beginning on the earliest date of (x) an event referred to in
Section 18(i) or 18(j), or (y) the cessation of Company's business; and (ii) ending on the date on which Laurus has actually received all Obligations due and owing it under this Agreement and the Ancillary Agreements. The Liquidation Fee shall be paid on the earlier to occur of: (i) the date on which Laurus collects the applicable Account; and (ii) the 90th day from the invoice of such Account by deduction from any amount otherwise due from Laurus to Company directly, at the option of Laurus. Company and Laurus acknowledge that the actual damages that would be incurred by Laurus after the occurrence of an Event of Default would be difficult to quantity and that Company and Laurus have agreed that the fees and obligations set forth in this Section and in this Agreement would constitute fair and appropriate liquidated damages in the event of any such occurrence.

     20. WAIVERS. To the full extent permitted by applicable law, Company waives
(a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of this Agreement and the Ancillary Agreements or any other notes, commercial paper, Accounts, contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Laurus on which Company may in any way be liable, and hereby ratifies and confirms whatever Laurus may do in this regard; (b) all rights to notice and a hearing prior to Laurus' taking possession or control of, or to Laurus' replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Laurus to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Company acknowledges that it has been advised by counsel of its choice and decision with respect to this Agreement, the Ancillary Agreements and the transactions evidenced hereby and thereby.

     21. EXPENSES. Company has paid to Laurus (the receipt of which Laurus hereby acknowledges) a good faith deposit of $15,000 towards Laurus' costs and expenses described below relating to the financing contemplated herein (including, without limitation, costs and expenses relating to Laurus' initial field examination, Laurus' in-house and outside counsel and related expenses, and appraisals), and internal underwriting or any other reasonable costs associated with this transaction). Any unused portion of the deposit(s) will be credited against the Closing Fee paid pursuant to Sections 5(b)(i) hereof. Company shall pay Laurus' reasonable out-of-pocket costs and expenses, and reasonable fees and disbursements of in-house or outside counsel, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements in an amount not to exceed $20,000. Unless otherwise approved in writing by Company, in addition to the fees referred to in Section 5(b) hereof, Company shall also reimburse Laurus for its due diligence costs (i.e., field examinations, appraisals, internal underwriting and directly related expenses) not to exceed $17,500. Company shall also pay all of Laurus' reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement or the Ancillary Agreements, in the event Company requests any such waiver, amendment or consent,
(b) Laurus' obtaining performance of the Obligations under this Agreement and any Ancillary Agreements, including, but not limited to, the enforcement or defense of Laurus' security interests, assignments of rights and Liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or re-appraisals of any property (real or personal) pledged to Laurus by Company as Collateral for, or any other Person as security for, Company's Obligations hereunder and (e) any reasonable consultations with third party professionals in connection with any of the foregoing. Company shall also pay Laurus' customary bank charges for all bank services (including wire transfers) performed or caused to be performed by Laurus for Company at Company's request or in connection with Company's loan account with Laurus. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by Company to Laurus shall be payable on demand and shall be secured by the Collateral. If any tax by any Governmental Authority is or may be imposed on or as a result of any transaction between Company and Laurus which Laurus is or may be required to withhold or pay, Company agrees to indemnify and hold Laurus harmless in respect of such taxes, and Company will repay to Laurus the amount of any such taxes which shall be charged to Company's account; and until Company shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold without interest any balance standing to Company's credit and Laurus shall retain its Liens in any and all Collateral.

     22. ASSIGNMENT BY LAURUS. Subject to applicable securities laws, Laurus may assign any or all of the Obligations together with any or all of the security therefor and any transferee shall succeed to all of Laurus' rights with respect thereto. Upon such transfer, Laurus shall be released from all responsibility for the Collateral to the extent same is assigned to any transferee. Laurus may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between Laurus and such holder, be entitled to the same benefits as Laurus with respect to any security for the Obligations in which such holder is a participant. Company agrees that each such holder may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though Company were directly indebted to such holder in the amount of such participation.

     23. NO WAIVER; CUMULATIVE REMEDIES. Failure by Laurus to exercise any right or remedy under this Agreement, any Ancillary Agreement or any supplement hereto or thereto or any other agreement between Company and Laurus or delay by Laurus in exercising the same, will not operate as a waiver; no waiver by Laurus will be effective unless it is in writing and then only to the extent specifically stated. Laurus' rights and remedies under this Agreement and the Ancillary Agreements will be cumulative and not exclusive of any other right or remedy which Laurus may have.

     24. APPLICATION OF PAYMENTS. Company irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Laurus from or on Company's behalf and Company hereby irrevocably agrees that Laurus shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Obligations hereunder in such manner as Laurus may deem advisable notwithstanding any entry by Laurus upon any of Laurus' books and records.

     25. INDEMNITY. Company agrees to indemnify and hold Laurus, and its respective affiliates, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement or any of the Ancillary Agreements or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Ancillary Agreements or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO COMPANY OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR
CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

     26. REVIVAL. Company further agrees that to the extent Company makes a payment or payments to Laurus, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     27. NOTICES. Any notice or request hereunder may be given to Company or Laurus at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

Notices shall be provided as follows:

     If to Laurus:                      Laurus Master Fund, Ltd.
                                        c/o Laurus Capital Management, LLC
                                        152 West 57th Street
                                        New York, New York 10019
                                        Attention:  David Grin
                                        Telephone:  (212) 541-4434
                                        Telecopier:  (212) 541-5800


     With a copy to:                    Loeb & Loeb LLP
                                        345 Park Avenue
                                        New York, New York  10154
                                        Attention:  Scott J. Giordano, Esq.
                                        Telephone:  (212) 407-4000
                                        Telecopier: (212) 407-4990

     If to Company:                     EP MedSystems, Inc.
                                        575 Route 73 North
                                        Building D
                                        West Berlin, New Jersey  08091
                                        Attention:     Reinhard Schmidt
                                        Telephone:   (856) 753-8533
                                        Telecopier:  (856) 753-8544
     With a copy to:

                                        Heller Ehrman White & McAuliffe LLP
                                        120 West 45th Street
                                        New York, New York  10036
                                        Attention:   Salvatore J. Vitiello, Esq.
                                        Telephone:   (212) 847-8732
                                        Telecopier:  (212) 703-8923


 28. GOVERNING LAW, JURISDICTION AND WAIVER OF JURY TRIAL.


     (a) THIS AGREEMENT AND THE ANCILLARY AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.


     (b) COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN COMPANY AND LAURUS PERTAINING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS; PROVIDED, THAT LAURUS AND COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO COMPANY AT THE ADDRESS SET FORTH IN SECTION 27 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     (c)THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS AND COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

     29. LIMITATION OF LIABILITY. Company acknowledges and understands that in order to assure repayment of the Obligations hereunder Laurus may be required to exercise any and all of Laurus' rights and remedies hereunder and agrees that neither Laurus nor any of Laurus' agents shall be liable for acts taken or omissions made in connection herewith or therewith except for Laurus' gross negligence, willful misconduct or bad faith.

     30. ENTIRE UNDERSTANDING. This Agreement and the Ancillary Agreements contain the entire understanding between Company and Laurus and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by Company's and Laurus' respective officers. Neither this Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     31. SEVERABILITY. Wherever possible, each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

     32. CAPTIONS. All captions are and shall be without substantive meaning or content of any kind whatsoever.

     33. COUNTERPARTS; TELECOPIER SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier transmission shall be deemed to be any original signature hereto.

     34. CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     35. PUBLICITY. With the Company's prior consent and prior review of the content thereof, Laurus may make appropriate written announcements of the financial arrangement entered into by and between Company and Laurus, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Laurus and Company shall reasonably agree.

     36. REPRESENTATIONS AND WARRANTIES OF LAURUS. Laurus is aware that none of the Securities have been registered under the Securities Act or any applicable state securities laws, and agrees that none of the Securities will be offered or sold in the absence of registration under the Securities Act and any applicable state securities laws or an exemption from the registration requirements of the Securities Act and any applicable state securities laws, which shall be accompanied by an opinion of counsel to Laurus, satisfactory to Company and its counsel that registration of such Securities is not required. Laurus agrees not to transfer any of the Securities in violation of the provisions of any applicable federal or state securities laws. In this connection, Laurus represents that it is familiar with Rule 144 promulgated by the SEC pursuant to the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Laurus understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of the private placement exemption provided by 506 of Regulation D promulgated under the Securities Act and/or Section 4(2) of the Securities Act, based, in part, upon the representations, warranties and agreements contained in this Agreement, and Company may rely on such representations, warranties and agreements in connection therewith. Laurus agrees that it will be acquiring it's the Securities for its own account and for investment, and not with a view to the distribution thereof or with any present intention of distributing or selling any of such Securities, except in compliance with the Securities Act and this Agreement. Laurus hereby represents and warrants that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. In addition, Laurus represents that by reason of its business and financial experience it has knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment. The financial condition and investments of Laurus are such that Laurus is in a financial position to hold the Securities for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the investment in his, her or its respective portion of the Securities. Laurus has carefully examined this Agreement and all exhibits and schedules hereto. Laurus acknowledges that Company has made available all documents and information that Laurus has requested relating to Company and has provided answers to all of Laurus' questions concerning Company and/or the Securities.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                           EP MEDSYSTEMS INC.


                            By: /s/ Reinhard Schmidt
                                Name: Reinhard Schmidt
                                Title:President and Chief Executive Officer

                            LAURUS MASTER FUND, LTD.


                           By:   /s/ David Grin
                               Name: David Grin
                               Title:Partner

                              Annex A - Definitions

     "Account Debtor" means any Person who is or may be obligated with respect to, or on account of, an Account.

     "Accountants" has the meaning given to such term in Section 11(a).

     "Accounts" means all "accounts", as such term is defined in the UCC, now owned or hereafter acquired by any Person, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC); (b) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (c) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all rights to payment due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person); and (e) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

     "Accounts Availability" means the amount of Loans against Eligible Accounts Laurus may from time to time make available to Company up to ninety percent (90%) of the net face amount of Eligible Accounts based on Accounts of Company; provided, however, in the event Dilution with respect to Company's Accounts exceeds 5%, the applicable percentage set forth above shall be reduced by 1% for each 2% increase in the applicable rate of Dilution.

     "Affiliate" of any Person means (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer
(i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Ancillary Agreements" means, the Notes, Warrants, Registration Rights Agreements, each Guaranty, each Guaranty Security Agreement, the Mortgage and all other agreements, instruments, documents, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements and guarantees whether heretofore, concurrently, or hereafter executed by or on behalf of Company or any other Person or delivered to Laurus, relating to this Agreement or to the transactions contemplated by this Agreement.

     "Appraisal" means the appraisal of the Real Property dated March 16, 1999 prepared by Heil Appraisals and all additional appraisals of the Real Property delivered to Laurus in accordance with the terms of Section 7(q).

     "Approved Overadvances" means Overadvances outstanding on the date the initial Loans are funded hereunder in an aggregate amount equal to $2,646,000 (or such other Approved Overadvance amounts approved in writing by Laurus), which such approved amount shall be permanently reduced in accordance with the terms of Section 5(b)(iv).

     "Books and Records" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or otherwise necessary or helpful in the collection thereof or the realization thereupon.

     "Business Day" means a day on which Laurus is open for business and that is not a Saturday, a Sunday or other day on which banks are required or permitted to be closed in the State of New York.

     "Capital Availability Amount" means $4,000,000.

     "Chattel Paper" means all "chattel paper," as such term is defined in the UCC, including electronic chattel paper, now owned or hereafter acquired by any Person.

     "Closing Date" means the date hereof.

     "Collateral" means all of Company's property and assets, whether real or personal, tangible or intangible (other than Intellectual Property and related tangible and intangible property and assets), and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest:

         (a) all Inventory;

         (b) all Equipment;

         (c) all Fixtures;

         (d) all General Intangibles, other than Intellectual Property;

         (e) all Accounts;

         (f) all Deposit Accounts, other bank accounts and all funds on deposit therein;

         (g) all Investment Property;

         (h) all Stock;

         (i) all Chattel Paper;

         (j) all Letter-of-Credit Rights;

         (k) all Instruments;

         (l) all Real Property;

         (m) all commercial tort claims set forth on Exhibit 1(A);

         (n) all Books and Records;

         (o) all Supporting Obligations, including letters of credit and guarantees issued in support of Accounts, Chattel Paper, General Intangibles and Investment Property;

     (p) (i) all money, cash and cash equivalents and (ii) all cash held as cash collateral to the extent not otherwise constituting Collateral, all other cash or property at any time on deposit with or held by Laurus for the account of Company (whether for safekeeping, custody, pledge, transmission or otherwise); and

     (q) all products and Proceeds of all or any of the foregoing, tort claims and all claims and other rights to payment including insurance claims against third parties for loss of, damage to, or destruction of, and (ii) payments due or to become due under leases, rentals and hires of any or all of the foregoing and Proceeds payable under, or unearned premiums with respect to policies of insurance in whatever form.

     "Contract Rate" means an interest rate per annum equal to (a) with respect to outstanding Loans based upon Accounts Availability, the Prime Rate, but in no event less than four percent (4%) per annum (the "Specified Contract Rate") and
(b) with respect to the amount of outstanding Loans in excess of Accounts Availability, the Specified Contract Rate plus two percent (2%) per annum.

     "Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Rate" has the meaning given to such term in Section 5(a)(iii).

     "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Person, including, without limitation, the Lockbox Account.

     "Dilution" means any reduction in the value of an Account at any time, including, without limitation, a reduction caused by: return of goods, discounts, allowances, rebills, credits and/or any other non-cash offsets asserted or assertable by an Account Debtor.

     "Documents" means all "documents", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

     "Eligible Accounts" means and includes each Account which conforms to the following criteria: (a) shipment of the merchandise or the rendition of services has been completed; (b) no return, rejection or repossession of the merchandise has occurred; (c) merchandise or services shall not have been rejected or disputed by the Account Debtor and there shall not have been asserted any offset, defense or counterclaim; (d) continues to be in full conformity with the representations and warranties made by Company to Laurus with respect thereto;
(e) Laurus is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended; (f) there are no facts existing or threatened which are likely to result in any materially adverse change in an Account Debtor's financial condition; (g) is documented by an invoice in a form approved by Laurus and shall not be unpaid more than ninety
(90) days from invoice date; (h) not more than twenty-five percent (25%) of the unpaid amount of invoices due from such Account Debtor remains unpaid more than ninety (90) days from invoice date; (i) is not evidenced by chattel paper or an instrument of any kind with respect to or in payment of the Account unless such instrument is duly endorsed to and in possession of Laurus or represents a check in payment of a Account; (j) the Account Debtor is located in the United States; provided, however, Laurus may, from time to time, in the exercise of its sole discretion and based upon satisfaction of certain conditions to be determined at such time by Laurus, deem certain Accounts as Eligible Accounts notwithstanding that such Account is due from an Account Debtor located outside of the United States; (k) Laurus has a first priority perfected Lien in such Account and such Account is not subject to any Lien, other than Permitted Liens; (l) does not arise out of transactions with any employee, officer, agent, director, stockholder or Affiliate of Company; (m) is payable to Company; (n) does not arise out of a bill and hold sale prior to shipment and does not arise out of a sale to any Person to which Company is indebted; (o) is net of any returns, discounts, claims, credits and allowances; (p) if the Account arises out of contracts between Company and the United States, any state, or any department, agency or instrumentality of any of them, Company has so notified Laurus, in writing, prior to the creation of such Account, and there has been compliance with any governmental notice or approval requirements, including compliance with the Federal Assignment of Claims Act; (q) is a good and valid account representing an undisputed bona fide indebtedness incurred by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by Company or work, labor and/or services rendered by Company; (r) does not arise out of progress billings prior to completion of the order; (s) the total unpaid Accounts from such Account Debtor does not exceed twenty-five percent (25%) of all Eligible Accounts; (t) Company's right to payment is absolute and not contingent upon the fulfillment of any condition whatsoever; (u) Company is able to bring suit and enforce its remedies against the Account Debtor through judicial process; (v) does not represent interest payments, late or finance charges or service charges owing to Company; (w) is not a Specified Account and
(x) is otherwise satisfactory to Laurus as determined by Laurus in the exercise of its good faith business judgment, including, without limitation, based upon Laurus receipt of all documents, instruments and agreements required to more fully evidence the transactions contemplated hereby. In the event Company requests that Laurus include within Eligible Accounts certain Accounts of one or more of Company's Subsidiaries, Laurus shall at the time of such request consider such inclusion, but any such inclusion shall be at the sole option of Laurus and shall at all times be subject to the execution and delivery to Laurus of all such documentation (including, without limitation, guaranty and security documentation) as Laurus may require in its sole discretion.

     "Eligible Real Property" means the Real Property so long as such Real Property is not subject to any Liens other than those in favor of Laurus (other than Permitted Liens), is covered by a recent Appraisal acceptable to Laurus and is otherwise satisfactory in all respects to Laurus in its sole discretion for borrowing purposes.

     "Equipment" means all "equipment" as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be now or hereafter used in such Person's operations or that are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

     "ERISA" shall have the meaning given to such term in Section 12(g).

     "Event of Default" means the occurrence of any of the events set forth in
Section 19.

     "Fixtures" means all "fixtures" as such term is defined in the UCC, now owned or hereafter acquired by any Person.

     "Formula Amount" has the meaning set forth in Section 2(a)(i).

     "Fraud Event" means the occurrence of any one or more of the following events: (a) Company has misappropriated any proceeds of any Company or the proceeds of any Loans, (b) Company has converted any Collateral or (c) Company has committed fraud against Laurus, including any material and willful misrepresentation made (or caused to be made) by Borrower with respect to any of the representations and warranties contained herein or the accuracy of any information provided to Laurus concerning the Collateral, or in any other document delivered to Laurus in connection with the transactions contemplated hereby.

     "GAAP" means generally accepted accounting principles, practices and procedures in effect from time to time in the United States of America.

     "General Intangibles" means all "general intangibles" as such term is defined in the UCC, now owned or hereafter acquired by any Person including all right, title and interest that such Person may now or hereafter have in or under any contract, all Payment Intangibles, customer lists, Licenses, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, Software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill, all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to received dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

     "Goods" means all "goods", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

     "Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, and customer lists, now owned or hereafter acquired by any Person.

     "Guarantor" means any Person who may guarantee payment of performance of the whole or any part of the Obligations.

     "Guarantor Security Agreements" means all security agreements, mortgages, cash collateral deposit letters, pledges and other agreements which are executed by any Guarantor in favor of Laurus.

     "Guaranty" means all agreements to perform all or any portion of the Obligations on behalf of Company.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indemnified Person" shall have the meaning given to such term in Section
25.

     "Initial Term" means the Closing Date through the close of business on the third anniversary of the Closing Date, subject to acceleration at the option of Laurus upon the occurrence of an Event of Default hereunder or other termination hereunder.

     "Instruments" means all "instruments", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Intellectual Property" means any and all Licenses, patents, patent registrations, copyrights, copyright registrations, trademarks, trademark registrations, trade secrets and customer lists.

     "Inventory" means all "inventory", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

     "Investment Property" means all "investment property", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located.

     "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

     "License" means any rights under any written agreement now or hereafter acquired by any Person to use any trademark, trademark registration, copyright, copyright registration or invention for which a patent is in existence or other license of rights or interests now held or hereafter acquired by any Person.

     "Lien" means any mortgage, security deed, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction.

     "Loans" shall have the meaning set forth in Section 2(a)(i) and shall include all other extensions of credit hereunder and under any Ancillary Agreement.

     "Material Adverse Effect" means a material adverse effect on (a) the condition, operations, assets, business or prospects of Company, (b) Company's ability to pay or perform the Obligations in accordance with the terms hereof or any Ancillary Agreement, (c) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Laurus' rights and remedies under this Agreement and the Ancillary Agreements.

     "Maximum Legal Rate" shall have the meaning given to such term in Section 5(a)(iv).

     "Mortgage" means collectively the mortgage granted by Company and/or any Guarantor to Laurus on the Real Property securing the Obligations and all other mortgages and deeds of trust which are executed in favor of Laurus to secure the Obligations, as amended, modified and supplemented from time to time.

     "Notes" means each Secured Convertible Notes made by Company in favor of Laurus in connection with the transactions contemplated hereby, as the same may be amended, modified and supplemented from time to time.

     "Obligations" means all Loans (including, without limitation, any and all Overadvances), all advances, debts, liabilities, monetary obligations, interest and fees of every kind and description (whether or not evidenced by any note or other instrument and whether or not absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising at any time or from time to time) owing by Company to Laurus (and Laurus Capital Management
LLC) under or in connection with this Agreement or any Ancillary Agreement or any related document or instrument including, without limitation, all amounts owing by Company to Laurus on account of fees, reasonable costs, commissions, reasonable expenses and taxes including any debt or liability owing from Company to others which Laurus may have obtained by assignment or otherwise and further including all interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), charges or any other payments Company is required to make by law or otherwise arising under or as a result of this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to Company's account or incurred by Laurus in connection with Company's account whether provided for herein or in any Ancillary Agreement.

     "Payment Intangibles" means all "payment intangibles" as such term is defined in the UCC, now owned or hereafter acquired by any Person, including, a General Intangible under which the Account Debtor's principal obligation is a monetary obligation.

     "Permitted Liens" means (a) Liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the applicable Company in conformity with GAAP; (c) Liens in favor of Laurus; (d) Liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Company in conformity with GAAP provided, that, the Lien shall have no effect on the priority of Liens in favor of Laurus or the value of the assets in which Laurus has a Lien; (e) Purchase Money Liens securing Purchase Money Indebtedness to the extent permitted in this Agreement and (f) Liens specified on Exhibit 2 hereto.

     "Person" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

     "Prime Rate" means the "base rate" or "prime rate" published in the Wall Street Journal from time to time. The Prime Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in such rate.

     "Proceeds" means "proceeds", as such term is defined in the UCC and, in any event, shall include: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Company or any other Person from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, governmental authority, bureau or agency (or any person acting under color of governmental authority); (c) any recoveries by Company against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (d) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (e) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

     "Purchase Money Indebtedness" means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

     "Purchase Money Lien" means any Lien upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

     "Real Property" means the real property located at 575 Route 73 North, Building D, West Berlin, New Jersey.

     "Real Property Availability" means the amount of Loans against Eligible Real Property Laurus may from time to time make available to Company up to one hundred percent (100%) of the appraised value of the Real Property as reflected on the most recent Appraisal delivered to Laurus in accordance with the terms of
Section 7(q) hereof.

     "Registration Rights Agreements" means those registration rights agreements from time to time entered into between Company and Laurus, as amended, modified and supplemented from time to time.

     "Renewal Term" has the meaning set forth in Section 16.

     "Securities" has the meaning set forth in Section 12(n).

     "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by any Person, including all computer programs and all supporting information provided in connection with a transaction related to any program.

     "Specified Accounts" means any Account that (i) does not represent a right to payment due for Goods sold, or services rendered, to an end-user and (ii) [remainder intentionally omitted]. No Specified Account shall be deemed to be an Eligible Account.

     "Specified Default" means the occurrence of (a) one or more Events of Default under Sections 18(a), 18(e), 18(h), 18(i), 18(j), 18(k) or 18(l); or (b)
a Fraud Event.

     "Stock" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of
1934).

     "Subsidiary" of any Person means a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

     "Supporting Obligations" means all "supporting obligations" as such term is defined in the UCC.

     "Term" means, as applicable, the Initial Term and any Renewal Term.

     "UCC" means the Uniform Commercial Code as the same may, from time be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that UCC is used to define any term herein or in any Ancillary Agreement and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

     "Warrants" has the meaning set forth in the Registration Rights Agreements.

                                   EXHIBITS

     The following Exhibits are provided, as of August 28, 2003, pursuant to the Security Agreement, dated as of August 28, 2003, between EP MedSystems, Inc. and Laurus Master Fund Ltd. (the "Security Agreement").

     Any information disclosed herein in any Exhibit shall be deemed to be disclosed and incorporated with respect to any section of the Security Agreement where such disclosure would be appropriate. Any capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Security Agreement.

Exhibit 2 - Permitted Liens

None

Exhibit 7(c) - Actions to Perfect Liens

     File UCC-1 financing statement with the Secretary of State of the State of New Jersey.

Exhibit 7(e) - Disposition of Collateral

     From time to time the Company loans out items in its inventory as demonstration models for sales purposes or for service parts. These items are either returned to the Company or sold.

Exhibit 12(d) - Locations of Collateral etc.

The Company's name is EP MedSystems, Inc.

The Company is a corporation.

The Company's State of incorporation is New Jersey.

The Company's chief executive offices are located at:

575 Route 73 North, Building D
West Berlin, NJ 08091

The tangible Collateral is at the following locations:

575 Route 73 North, Building D
West Berlin, NJ 08091

10a Lion Road, Bexleyheath
Kent DA6 8NR UK

1140 Rue Ampere
Pole d'Activites Aix Les Milles
Aix en Provence Cedex 3
13795 France

Buitenlust 39
Hoogheuvelstraat 114
5349 BA Oss
The Netherlands

Innovative Display & Design
1452 Barhom Avenue
Bridgeport, CT 06610

The Company closed its Paris office in the last twelve months.

Exhibit 7(p) - Locations of Bank Accounts

Commerce Bank
247 S. White Horse Pike
Berlin, NJ  08009
Acct. #75-42798

Commerce Bank
247 S. White Horse Pike
Berlin, NJ  08009
Acct. #74-48624

Commerce Bank
247 S. White Horse Pike
Berlin, NJ  08009
Acct. #09-25503

Commerce Bank
247 S. White Horse Pike
Berlin, NJ  08009
Acct. #14658470

Raymond James
880 Carillon Parkway
St. Petersburg, FL  33716
Acct. #50229509

Fleet
500 Centennial Blvd.
Voorhees, NJ  08043
856-751-6611
Acct. #941755-4747

Fleet
500 Centennial Blvd.
Voorhees, NJ  08043
856-751-6611
Acct. #1000324623

Fleet
500 Centennial Blvd.
Voorhees, NJ  08043
856-751-6611
Acct. #942775-7193


Fleet
500 Centennial Blvd.
Voorhees, NJ  08043
856-751-6611
Acct. #0155102389

[Does not include bank accounts in Europe]

Exhibit 12(i) - Intellectual Property

Patents

------------------------------------- ----------------------------------- -----------------------------------
       United States Patents                     Description                      Date of Expiration
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,433,7421                            Method   for   making  a  flexible  November 19, 2013
                                      adhesive electrode (1)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,807,324                             Steerable catheter                  April 1, 2016
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,697,965                             Wiring of a common electrode array  April 1, 2016
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,888,577                             Laser etched IBAD  flexible  metal  June 30, 2017
                                      electrodes
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,931,863                             Combination   pacing/sensing   and  December 22, 2017
                                      cardioversion catheter
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,928,276                             One-piece electrophysiology         June 11, 2018
                                      catheter
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,974,339                             Controlled current defibrillator    November 26, 2017
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
6,085,117                             Electrophysiology catheter          December 22, 2017
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
6,144,870                             Catheter with improved  electrodes  October 21, 2016
                                      and method of fabrication
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
6,173,205                             Electrophysiology catheter          December 22, 2017
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,571,1592                            Temporary  atrial   defibrillation  April 4, 2014
                                      catheter and method (2)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,653,7342                            Temporary  atrial   defibrillation  April 4, 2014
                                      catheter  and method  (division of
                                      5,571,159)(2)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,928,2692                            Apparatus     and    method    for  April 4, 2014
                                      temporary atrial defibrillation(2)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
6,181,9672                            Atrial   defibrillator   apparatus  April 4, 2014
                                      and method of use(2)

                                       45

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,207,2193                            Atrial  defibrillator  and  method  May 4, 2010
                                      for  providing   interval   timing
                                      prior to cardioversion (3)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,161,5364                            Ultrasonic   position   indicating  November 10, 2009
                                      apparatus        and       methods
                                      (electronics for detection)(4)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,373,8454                            Apparatus  and method for  forward  December 20, 2011
                                      looking volume imaging(4)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,329,9274                            Apparatus  and method for locating  July 19, 2011
                                      an  interventional  medical device
                                      with a  ultrasound  color  imaging
                                      system (equipment)(4)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,343,8654                            Apparatus  and method for locating  Sept. 6, 2011
                                      an  interventional  medical device
                                      with a  ultrasound  color  imaging
                                      system (method)(4)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,425,3704                            Method and  apparatus for locating  March 23, 2014
                                      vibrating devices (GreyMark)(4)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
5,421,3364                            Method    for     attaching     an  April 4, 2014
                                      interventional  medical  device to
                                      a  vibratory   member   associated
                                      with     visualization    by    an
                                      ultrasound      imaging     system
                                      (NeedleEngager)(4)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
6,385,489                             Triple    array     defibrillation  May 7, 2018
                                      catheter and method for using same
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
6,440,488                             Flexible  electrode  catheter  and  August 27, 2018
                                      process for manufacturing same
------------------------------------- ----------------------------------- -----------------------------------

-----------------------------------
1   Subject to technology agreement with Allan Willis.

2   Subject to license agreement with Eckhard Alt.

3   Subject to license agreement with Incontrol, Inc.

4   Subject to license agreement with EchoCath, Inc.

LICENSE AGREEMENTS

License agreement with Eckhard Alt, M.D., dated as of November 1, 1995, as amended.

License agreement with Incontrol, Inc., dated as of January 21, 1998.

Agreement, dated as of April 10, 2001, with Sanjeev Saksena.

Agreement, dated as of March 9, 1998, with Allan Willis.

Settlement agreement with EchoCath, Inc., dated November 6, 2001.

TRADEMARKS

The following trademarks include those which have been registered with the U.S. Patent and Trademark Office, and those which are unregistered trademarks of EP
Med:

Registered Trademarks: EP-WorkMate(R), ALERT(R)System, SilverFlex(R), ProCath(R), V-LERT(R), ALERT VT(R), ViewMate(R)

Unregistered Trademarks: EP-3(TM)Stimulator and Viewflex(TM)

Other:

     Siemans has notified the Company that it has certain intellectual property covering ultrasound and that Siemens vigorously defends its intellectual property. The Company has obtained opinion from counsel that it is not infringing.

Exhibit 13(e)(i) - Permitted Indebtedness

     Indebtedness to Medtronic, which is non-recourse to the Company, in the principal amount of $2.2 million, plus accrued interest.

Exhibit 13(e)(v) - Investments in/Loans to others

     The Company has loaned one of its employees $27,250. The loan bears interest at the rate of WSJ prime +2% and is due upon the sale of his former residence.

Exhibit 13(e)(ii) - Existing Subs

EP MedSystems UK Ltd.
EP MedSystems France S.A.R.L.
EP MedSystems Benelux
ProCath Corporation

Exhibit 13(e)(vii) - Prepayment of Indebtedness

     The Company intends to prepay a portion of the Indebtedness to Medtronic with the proceeds of the Loans made on the Closing Date.

Exhibit 13(h)- Accounts Payable more than 90 Daus past due

[intentionally omitted]            $27,638
[intentionally omitted]            $39,490
[intentionally omitted]            $ 9,338
[intentionally omitted]            $ 5,161

                                    Exhibit A

                           Borrowing Base Certificate